EXHIBIT 99.9

Anne-Marie Megela
Senior Director, Investor Relations
1.800.2GEVITY (1.800.243.8489), x4672
annemarie.megela@gevityhr.com

GEVITY ENTERS NEXT PHASE OF ITS EVOLUTION

  •  Expands Service Delivery Options For Clients
  •  Target Market Spectrum is Broadened to Businesses With Up To 500 Employees
  •  Sal Uglietta Named To Head Expanded Sales and Marketing Thrust, Succeeding Robert Minkhorst

BRADENTON, FL, October 15, 2004 — Gevity (NASDAQ: GVHR), the leading provider of insourced comprehensive human capital management solutions announced today that it has progressed to the next phase of its evolution.

Erik Vonk, Chairman and CEO, stated, “The first stage of our transformation from a traditional PEO to a comprehensive human resource insourcer has been successfully completed. After substantially replacing insurance arbitrage margin with recurring fees for professional services, we have grown significantly, are very profitable and well capitalized, and have in place industry leading technology and robust service delivery capabilities. These accomplishments, together with our continuing strong 2004 performance, position us to further increase our forward momentum and begin reaping the benefits from bringing to market a new generation of product that provides mass customized HR and administrative services combined with direct client insurance.”

In addition to services on a co-employment platform, which facilitates co-insurance under Gevity’s plans, clients can now also opt for a direct insured model. This new option adds the significant flexibility for the client to retain benefits and insurance programs of choice and experience the full value of Gevity’s end-to-end, single point solution. Furthermore, there is the incremental advantage to phase in the implementation, should the client so desire.

Looking ahead, Gevity continues with the full development of the next generation of client insured options, whereby insurance coverage will be sourced through broker alliances. The company is piloting the concept in its recently opened office in Baltimore and is encouraged by initial results. Broader market introduction is expected in the second quarter of 2005.

In conjunction with expanding its offerings, Gevity has enlarged its target market focus, refined the sales team structure, and aligned the organization to best meet the demands of current and future clients.

Broadened Market Spectrum

The added flexibility in service delivery expands Gevity’s reach to include businesses with up to 500 employees. The company has experienced that the co-insurance option tends to fit the needs of businesses at the small end of the spectrum, while businesses at the upper end are often best served by the direct insured platform. As such, Gevity is uniquely positioned to better meet the needs of a considerably larger target market.

gevity	|	press release
people 1st

Anne-Marie Megela
Senior Director, Investor Relations
1.800.2GEVITY (1.800.243.8489), x4672
annemarie.megela@gevityhr.com

Sales Refinement

As part of the expanded development effort, the markets have been reconfigured to fewer territories that are larger in size and include a proportionate representation of businesses along the full, targeted market spectrum.

Organizational Changes

With the announcement by Robert Minkhorst of his retirement, Gevity has appointed Sal Uglietta as Senior Vice President of Marketing and Sales to head the expanded marketing and sales thrust, while retaining responsibility for the company’s benefits offerings. To ensure proper separation of duties, Peter Grabowski, Senior Vice President and CFO, will assume responsibilities for the Risk Management portfolio.

Prior to joining Gevity in 2003, Mr. Uglietta held various executive positions with Aetna, Inc. Earlier in his career he served as the European Business Head of non-prescription pharmaceuticals at Johnson & Johnson, and afterwards, as Vice President of Marketing and Sales for Johnson & Johnson-Merck Consumer Pharma Co., USA.

Mr. Vonk commented, “Since joining Gevity last year, Sal has substantially broadened our health care offerings while maintaining effective risk management practices and strengthening carrier relationships. Now, with his rich background in sales and marketing along with his product and industry knowledge, we are confident that Sal will build a high performing sales organization.”

Mr. Vonk continued, “As we move into the next phase of our development, I have great faith in Peter in his newly expanded role. I would also like to take this opportunity to extend my personal thanks to Robert for bringing about systemic changes in preparing our company for this new phase of our evolution.”

Looking Ahead

Mr. Vonk concluded, “The ability to provide flexible service delivery options puts us in a truly unique competitive position to significantly expand our reach and further solidify our leadership role in the human capital management industry. Now is an exciting time at Gevity as we have confidence in our previously issued 2004 earnings guidance and are progressing to the next phase of our evolution.”

gevity	|	press release
people 1st

Anne-Marie Megela
Senior Director, Investor Relations
1.800.2GEVITY (1.800.243.8489), x4672
annemarie.megela@gevityhr.com

Scheduled Call

Gevity invites you to participate in a live conference call and webcast on Thursday, October 21, 2004 at 10:30 a.m. Eastern Time to discuss the company’s strong third quarter earnings results and further details about the company’s evolution.

To access the call, dial 866-244-4635 and ask for the Gevity conference call. Allow five to ten minutes before 10:30 a.m. Eastern time to secure the line. To listen to the call via the Web, log on at http://phx.corporate-ir.net/playerlink.zhtml?c=101089&s=wm&e=940361. Allow five to ten minutes before 10:30 a.m. Eastern time to register. (Minimum requirements to listen to broadcast: The Windows Media Player software, downloadable free from http://www.microsoft.com/windows/windowsmedia/EN/default.asp, and at least a 28.8 KBPS connection to the Internet. If you experience problems listening to the broadcast, send an email to isproducers@prnewswire.com.)

If you are unable to listen to the live call, audio will be archived on the Gevity web site. To access the replay, click on www.gevityhr.com. Approximately one week after the call, a transcript of this conference call will also be available on the company’s web site.

About Gevity

Gevity is a leading provider of comprehensive human capital management solutions to small and medium-sized businesses in the United States. We have developed a fully integrated human capital management solution that allows us to effectively become the insourced human resource department for our clients and creates value for our clients by helping them to find, develop and retain talent, manage human resource related paperwork, and protect their business from employment-related risks. We provide employee recruitment and development assistance, payroll and benefits administration, workers’ compensation insurance, health, welfare and retirement plans, and employment-related regulatory guidance. We deliver our solutions through a combination of highly skilled human resource consultants and our scalable, Web-enabled technology platform.

A copy of this press release can be found on the company’s Web site at www.gevityhr.com.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”), Gevity HR, Inc. (“Gevity” or the “Company”) is hereby providing cautionary statements identifying important factors that could cause the Company’s actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of the Company herein, in other filings made by the Company with the Securities and Exchange Commission, in press releases or other writings, including in electronic form on its internet web site(s), or orally, whether in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will result,” “are expected to,” “anticipated,” “plans,” “intends,” “will continue,” “estimated,” and “projection”) are not historical facts and may be forward-looking and, accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. These factors are described in further detail in the Company’s Annual Report on Form 10-K and in other filings by the Company with the Securities and Exchange Commission.

gevity	|	press release
people 1st

Anne-Marie Megela
Senior Director, Investor Relations
1.800.2GEVITY (1.800.243.8489), x4672
annemarie.megela@gevityhr.com

The Company cautions that these factors could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors. Further, management cannot assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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gevity	|	press release
people 1st